WESTCORE TRUST

Supplement dated January 15, 2016 to the Westcore Equity and Bond Funds Statement of Additional Information, dated April 30, 2015, as supplemented May 26, 2015,  July 6, 2015 and July 22, 2015 relating to the Westcore MIDCO Growth Fund, Westcore Select Fund and Westcore Small-Cap Growth Fund.

Effective January 19, 2016, Jeffrey J. Loehr, is no longer serving as a Portfolio Manager of the Westcore MIDCO Growth Fund, Westcore Select Fund and Westcore Small-Cap Growth Fund.

Effective January 19, 2016, F. Wiley Reed, is no longer serving as a Portfolio Manager of the Westcore MIDCO Growth Fund, Westcore Select Fund and Westcore Small-Cap Growth Fund.

Effective January 19, 2016, Mitch S. Begun, Adam C. Bliss and Brian C. Fitzsimons will no longer be serving as Portfolio Managers of the Westcore MIDCO Growth Fund and Westcore Select Fund. Each will continue to serve as Portfolio Managers to the Westcore Small-Cap Growth Fund.

Effective January 19, 2016, Craig W. Juran will manage the Westcore MIDCO Growth Fund and Westcore Select Fund.

Please retain this supplement for future reference.